UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 24, 2005

                              BellSouth Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

                 1-8607                                  58-1533433
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         (Commission File Number)             (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia      30309-3610
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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 Item 1.01  Entry Into a Material Definitive Agreement

         At its meeting on January 24, 2005, the Executive Nominating and Compensation Committee of the BellSouth Board of Directors (the "Compensation Committee") took the actions described below.

Short-Term Incentive Compensation for 2005

         The Compensation Committee established performance objectives with respect to executive officers' short-term incentive compensation for 2005. The Compensation Committee designated the executive officers eligible to participate in the annual bonus pool established by the shareholder-approved BellSouth Corporation Stock and Incentive Compensation Plan (the "Plan") and allocated the pool among those officers in amounts which range from 5% to 20%. The Compensation Committee ultimately retains negative discretion with respect to the awards, and it is possible that the entire bonus pool will not be distributed when actual bonus awards are made.

         All short-term incentive compensation awards to executive officers designated by the Compensation Committee as eligible to participate in the bonus pool under the Plan will be granted using the form of Award Agreement approved by the Compensation Committee and attached hereto as Exhibit 10ss.

Long-Term Incentive Compensation for 2005-2007 Performance Period

         The Compensation Committee established, for all executive officers, the performance objectives that are tied to the Company's total shareholder return for the long-term incentive compensation program with respect to the three-year performance period 2005 through 2007. The Compensation Committee also established, for one executive officer, the performance objectives that are tied to internal performance metrics for the long-term incentive compensation program for the 2005 through 2007 performance period. All such objectives were established under the Plan. Long-term incentive compensation awards for 2005 have not yet been granted.

Long-Term Incentive Compensation for 2002-2004 Performance Period

         The Compensation Committee approved the results of the performance objectives related to the long-term incentive compensation program with respect to the three-year performance period for 2002 through 2004. Pursuant to the terms of the awards, which had been granted in 2002 under the Amended and Restated BellSouth Corporation Stock Plan, certain executive officers will receive a payout based on the Company's performance during this performance period. A form of the Award Agreement pursuant to which the awards had been made is attached hereto as Exhibit 10tt.

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

10ss Form of BellSouth Corporation Stock and Incentive Compensation Plan Annual Incentive Award Agreement for Executive Officers (2005 Awards)

10tt Form of BellSouth Corporation Stock Plan Performance Shares Award Agreement (2002 Awards)

10uu Form of BellSouth Corporation Stock Plan Performance Shares Agreement (2003 Awards)

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Senior Vice President - Finance and Controller
      January 27, 2005